Item 99 - attachment - Exhibit 16 Letter from Mantyla McReynolds LLC of 27 July, 2007

Mantyla McReynolds LLC
   The CPA. Never Underestimate The Value.K

July 27, 2007

Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, N.E.
Washington, DC 20549

Dear Sir/Madam:

We have read the statements included in the Form 8-K dated July 27, 2007, of visionGATEWAY, Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in Item 4.01 regarding our firm. We are not in a position to agree or disagree with the statements in Item 4.01 regarding the engagement of another auditor.

Very truly yours,

/s/ Mantyla McReynolds, LLC
Mantyla McReynolds, LLC

5872 South 900 East, Suite 250•Salt Lake City, Utah 84121•(801) 269-1818•Fax (801) 266-3481